SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934




        Date of Report (Date of earliest event reported) March 14, 2000

                         Allstate Financial Corporation
             (Exact name of registrant as specified in its charter)



        Virginia                        0-17832                 54-1208450
       (State or other                  (Commission           (I.R.S. Employer
        jurisdiction                    File Number)         Identification No.)
        or incorporation)



2700 South Quincy Street; Arlington, Virginia                        22206
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code    (703) 931-2274








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Item 4. Changes in Registrant's Certifying Accountant

Pursuant to the recommendation of the Audit Committee and the approval of the Board of Directors of Allstate Financial Corporation, McGladrey & Pullen, LLP has been engaged as our independent auditors, effective March 14, 2000.

Allstate Financial Corporation has never engaged or received any services from McGladrey & Pullen, LLP prior to this date.

Form 8-K filed May 17, 1999 is hereby incorporated by reference.


Item 7. Financial Information, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired.
Not applicable

(b) Pro Forma Financial Information.
Not applicable.

(c) 16.1 Exhibits
Not applicable

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 14, 2000          ALLSTATE FINANCIAL CORPORATION



                                       By: /s/ Charles G. Johnson
                                           ------------------------------
                                           Charles G. Johnson
                                           President and Chief Executive Officer